HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
Hatteras Long/Short Equity Fund
Hatteras Long/Short Debt Fund

Each a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class A Shares
Class C Shares
Institutional Class Shares
November 30, 2011

Supplement to the Prospectus dated September 30, 2011

Effective immediately, the “Exchange Privilege” section on page 69 of the Prospectus is deleted and replaced with the following:

Exchange Privilege
The Trust currently offers other mutual funds to investors.  You may exchange your No Load shares of the Funds for No Load shares of any other mutual fund in the Trust, and vice versa, your Class A shares of the Funds for Class A shares of any other mutual fund in the Trust, and vice versa, your Class C shares of the Funds for Class C shares of any other mutual fund in the Trust, and vice versa and your Institutional Class shares of the Funds for Institutional Class shares of any other mutual fund in the Trust (except that exchanges may not be made into or out of the Hatteras Hedged Strategies Fund).  You should carefully read the Prospectus of the other fund before exchanging shares into that fund.  Be advised that exercising the exchange privilege consists of two transactions: a sale of shares of a fund and the purchase of shares in another.  Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses.  Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise.  You should request your exchange prior to market close to obtain that day’s NAV per share.  Exchange requests received after the close of the NYSE will be treated as though received on the next business day.

Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Distributor specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. No-Load shares of a Fund may be converted to Institutional Class shares of the same Fund.  Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

Please retain this Supplement with your
Prospectus for future reference.